UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number:  811-9160

                  ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

                 (Exact name of registrant as specified in charter)

               1345 Avenue of the Americas, New York, New York 10105 (Address of
                principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

     Registrant's telephone number, including area code:  (800) 221-5672

                   Date of fiscal year end:  September 30, 2004

                  Date of reporting period:  September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


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High Yield Fixed Income
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[LOGO] AllianceBernstein (SM) Investment Research and Management


AllianceBernstein High Yield Fund


Annual Report -- September 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies and procedures" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 18, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the annual reporting period ended September 30, 2004.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended September 30, 2004.

The Fund provided strong absolute returns for the annual reporting period; however, it underperformed relative to the CSFBHY Index. Although a number of the Fund's industry overweighted and underweighted positions added to relative performance, industry selection detracted, on balance. Specifically detracting from performance were the Fund's overweighted position in wireless and cable securities, as well as its underweighted position in utilities that performed well during the period. Specific security selection within the Fund's utilities holdings also detracted from performance. Contributing positively to performance during the reporting period was the Fund's overweighted position in the finance sector, particularly property and casualty insurance, as well as the Fund's holdings in the building materials sector. We were also able to avoid negative credit issues during the period, which helped the Fund's performance.

Market Review and Investment Strategy

Early in the reporting period, the U.S. economy gained momentum with stronger growth and improved corporate profits. Improved balance sheets and access to capital led to strong returns within the high yield sector. Yield-seeking investors in the low-rate environment helped to drive high-yield prices up, despite near-record issuance. In the first half of 2004, however, high-yield returns were dampened as investors shied away from riskier assets, reflecting upon escalating geopolitical tensions and concern about the sustainability of the U.S. economic recovery.

Subsequently, the high yield market rebounded strongly in the third quarter despite mixed employment signals, softness in parts of the technology sector and soaring energy prices. High yield spreads compressed 169 basis points, ending the period at 430 basis points over Treasuries. The decline in the ratio of downgrades to upgrades in the past year reflected the improvement in credit fundamentals. Furthermore, the lower quality and distressed sectors of the high yield market outperformed the higher quality tiers, although the trend began to reverse late in the period. Outperforming industries within the CSFBHY Index included metals/mining, cable/wireless, chemicals and utilities. Underperform-


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ALLIANCEBERNSTEIN HIGH YIELD FUND o 1
ing industries within the CSFBHY Index included airlines, environment, telecommunications and retail.

As spread dispersion among high yield industries narrowed, industry selection became less critical and our strategy turned more toward specific issuer selection. We focused on identifying sectors with positive fundamental/valuation outlooks and avoided those sectors with deteriorating credit trends or limited upside potential. We also maintained an underweighted position in industries with lower spread levels that would be more negatively impacted by a rising interest rate environment.

One of the Fund's largest industry overweighted positions during the annual period was its holdings in wireless communications. Within the wireless sector, we were focused on rural growth providers that, in our view, had fewer competitive restraints, that would be less affected by the implementation of number portability and that had improved balance sheets from recent capital-market transactions.

Additionally, the Fund continued to have an underweighted position in the utilities industry, due to sustained margin pressure and generally weak fundamentals. We implemented a conservative approach in the Fund's utilities holdings, investing only in issues that we believed exhibited good asset protection and sufficient financial liquidity.

More recently, however, we have begun to reduce the Fund's longstanding overweighted position in the wireless-telecom sector, due to our concern regarding the rural wireless carriers' ability to generate profitable subscriber growth and to negotiate favorable agreements with the soon-to-be merged AT&T Wireless Cingular. Additionally, we continued to maintain the Fund's core Treasury holdings.


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2 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. Investors cannot invest directly in an index, and its results are not indicative of any particular investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)

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ALLIANCEBERNSTEIN HIGH YIELD FUND o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                                         Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED SEPTEMBER 30, 2004                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund
-------------------------------------------------------------------------------
   Class A                                               2.17%         9.23%
-------------------------------------------------------------------------------
   Class B                                               1.86%         8.38%
-------------------------------------------------------------------------------
   Class C                                               2.03%         8.56%
-------------------------------------------------------------------------------
   Advisor Class                                         2.32%         9.51%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index              4.30%        13.32%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
4/22/97* TO 9/30/04


AllianceBernstein High Yield Fund Class A: $12,522
Credit Suisse First Boston High Yield Index: $16,343


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                           AllianceBernstein            Credit Suisse
                               High Yield                First Boston
                              Fund Class A             High Yield Index
-------------------------------------------------------------------------------
        4/22/97                 $  9,575                   $ 10,000
        9/30/97                 $ 11,487                   $ 10,930
        9/30/98                 $ 11,430                   $ 10,873
        9/30/99                 $ 11,592                   $ 11,302
        9/30/00                 $ 10,957                   $ 11,519
        9/30/01                 $  9,340                   $ 10,951
        9/30/02                 $  9,164                   $ 11,263
        9/30/03                 $ 11,465                   $ 14,422
        9/30/04                 $ 12,522                   $ 16,343


* Since inception of the Fund's Class A shares on 4/22/97.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 4/22/97* to 9/30/04) as compared to the performance of its benchmark. Since data for the Credit Suisse First Boston High Yield Index is only available weekly, benchmark data is from 4/23/97 to 9/30/97 not 4/22/97 to 9/30/97.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


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4 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004

--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
1 Year                          9.23%              4.51%
5 Years                         1.55%              0.68%
Since Inception*                3.67%              3.08%
SEC Yield                       6.46%

Class B Shares
1 Year                          8.38%              4.38%
5 Years                         0.86%              0.86%
Since Inception*                3.09%              3.09%
SEC Yield                       5.96%

Class C Shares
1 Year                          8.56%              7.56%
5 Years                         0.89%              0.89%
Since Inception*                2.99%              2.99%
SEC Yield                       6.00%

Advisor Class Shares
1 Year                          9.51%
5 Years                         1.90%
Since Inception*                4.00%
SEC Yield                       7.04%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
--------------------------------------------------------------

Class A Shares
1 Year                                             4.51%
5 Years                                            0.68%
Since Inception*                                   3.08%

Class B Shares
1 Year                                             4.38%
5 Years                                            0.86%
Since Inception*                                   3.09%

Class C Shares
1 Year                                             7.56%
5 Years                                            0.89%
Since Inception*                                   2.99%


*  Inception date: 4/22/97 for Class A, B, C and Advisor Class shares.

See Historical Performance disclosures on page 3.


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ALLIANCEBERNSTEIN HIGH YIELD FUND o 5

                                                                   Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Ending     Expenses
                                      Beginning   Account Value         Paid
                                  Account Value    September 30,      During
                                  April 1, 2004            2004       Period*
-------------------------------------------------------------------------------
Class A
Actual                                   $1,000       $1,021.73        $5.51
Hypothetical
  (5% return before expenses)            $1,000       $1,019.55        $5.50
-------------------------------------------------------------------------------
Class B
Actual                                   $1,000       $1,018.60        $9.13
Hypothetical
  (5% return before expenses)            $1,000       $1,015.95        $9.12
-------------------------------------------------------------------------------
Class C
Actual                                   $1,000       $1,020.26        $9.09
Hypothetical
  (5% return before expenses)            $1,000       $1,016.00        $9.07
-------------------------------------------------------------------------------
Advisor Class
Actual                                   $1,000       $1,023.15        $4.00
Hypothetical
  (5% return before expenses)            $1,000       $1,021.05        $3.99
-------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.09%, 1.81%, 1.80% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (reflect the one-half year period).


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6 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                               Portfolio Summary
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
September 30, 2004


                              PORTFOLIO STATISTICS
Net Assets ($mil): $580.7


INDUSTRY BREAKDOWN*

      7.5%   Mobile Communications
      6.8%   Cable
      6.2%   Industrial
      6.1%   Health Care
      5.7%   Paper/Packaging
      5.3%   Public Utilities-Electric & Gas
      4.6%   Fixed Communications
      4.0%   Building/Real Estate
      3.8%   Financial                             [PIE CHART OMITTED]
      3.5%   Gaming
      3.5%   Index
      3.4%   Entertainment/Leisure
      3.3%   Supermarkets & Drugs
      2.8%   Hotels/Lodging
     31.5%   Other

      2.0%   Short-Term Investment


* All data is as of September 30, 2004. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3.2% weightings in Aerospace/Defense, Air Transportation, Automotive, Broadcasting/Media, Consumer Manufacturing, Diversified Media, Food & Beverage, Lodging, Metals/Mining, Non-Air Transportation, Publishing, Restaurants, Retail, Technology, Service, Chemicals and Energy.


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ALLIANCEBERNSTEIN HIGH YIELD FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
September 30, 2004

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.3%
Aerospace/Defense-1.5%
DRS Technologies, Inc.
  6.875%, 11/01/13                                    $ 2,030     $   2,111,200
K & F Industries, Inc.
  Series B
  9.625%, 12/15/10                                      1,685         1,874,563
Sequa Corp.
  9.00%, 8/01/09                                        1,310         1,441,000
Transdigm, Inc.
  8.375%, 7/15/11                                       2,860         3,060,200
                                                                  -------------
                                                                       8,486,963
                                                                  -------------
Air Transportation-1.0%
ATA Airlines, Inc.
  6.99%, 4/15/16(a)                                     3,094         2,289,272
ATA Holdings Corp.
  12.125%, 6/15/10(b)                                   3,670         1,302,850
  13.00%, 2/01/09(b)                                    1,270           450,850
Continental Airlines, Inc.
  9.558%, 9/01/19                                       1,904         1,904,097
                                                                  -------------
                                                                       5,947,069
                                                                  -------------
Automotive-2.5%
Dana Corp.
  10.125%, 3/15/10                                      2,180         2,474,300
Dura Operating Corp.
  Series D
  9.00%, 5/01/09                                        2,315         2,060,350
HLI Operating Co., Inc.
  10.50%, 6/15/10                                       2,077         2,263,930
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                       2,468         2,653,099
TRW Automotive, Inc.
  9.375%, 2/15/13                                       1,445         1,650,913
  11.00%, 2/15/13                                       1,045         1,243,550
United Auto Group, Inc.
  9.625%, 3/15/12                                       1,755         1,934,888
                                                                  -------------
                                                                      14,281,030
                                                                  -------------
Broadcasting/Media-2.2%
Albritton Communications
  7.75%, 12/15/12                                       2,530         2,618,549
Corus Entertainment, Inc.
  8.75%, 3/01/12                                        1,690         1,865,338
Emmis Operating Co.
  6.875%, 5/15/12                                       2,055         2,132,063
Paxson Communications
  12.25%, 1/15/09(c)                                    1,910         1,637,825


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8 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Primedia, Inc.
  8.00%, 5/15/13(a)                                   $   840     $     799,050
  8.875%, 5/15/11                                       2,085         2,085,000
Sinclair Broadcast Group
  8.00%, 3/15/12                                        1,465         1,519,938
                                                                  -------------
                                                                      12,657,763
                                                                  -------------
Building/Real Estate-4.0%
Associated Materials, Inc.
  11.25%, 3/01/14(a)(c)                                 7,005         5,096,138
D.R. Horton, Inc.
  6.875%, 5/01/13                                       2,200         2,403,500
LNR Property Corp.
  7.625%, 7/15/13                                       1,490         1,631,550
  Series A
  7.25%, 10/15/13                                       3,095         3,373,550
Meritage Corp.
  9.75%, 6/01/11                                        2,900         3,255,250
Schuler Homes
  10.50%, 7/15/11                                       2,115         2,432,250
THL Buildco, Inc.
  8.50%, 9/01/14(a)                                     2,020         2,115,950
William Lyon Homes, Inc.
  10.75%, 4/01/13                                       2,295         2,650,725
                                                                  -------------
                                                                      22,958,913
                                                                  -------------
Cable-6.7%
Cablevision Systems Corp.
  8.00%, 4/15/12(a)                                     5,925         6,191,625
Charter Communications Holdings
  11.75%, 5/15/11(c)                                   15,740         9,758,799
Charter Communications Operating LLC
  8.00%, 4/30/12(a)                                     1,455         1,451,363
CSC Holdings, Inc.
  6.75%, 4/15/12(a)                                     4,870         4,882,175
DirecTV Holdings
  8.375%, 3/15/13                                       2,000         2,275,000
Echostar DBS Corp.
  6.375%, 10/01/11                                      2,925         2,961,563
Innova S De. R.L.
  9.375%, 9/19/13                                       3,060         3,327,750
  12.875%, 4/01/07                                      1,423         1,430,370
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09                                       2,750         2,873,750
KYIVSTAR
  10.375%, 8/17/09(a)                                   2,335         2,486,775
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                               2,445         1,453,797
                                                                  -------------
                                                                      39,092,967
                                                                  -------------


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ALLIANCEBERNSTEIN HIGH YIELD FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-3.0%
Equistar Chemical Funding
  10.125%, 9/01/08                                    $ 2,175     $   2,452,313
  10.625%, 5/01/11                                      1,495         1,704,300
Huntsman Advanced Materials
  11.00%, 7/15/10(a)                                    2,020         2,343,200
Huntsman ICI
  10.125%, 7/01/09                                      1,660         1,751,300
Huntsman International Holdings
  0.00%, 12/31/09                                       2,500         1,325,000
Huntsman LLC
  11.50%, 7/15/12(a)                                    2,900         3,200,875
Quality Distribution
  9.00%, 11/15/10(a)                                    3,440         3,272,299
Westlake Chemical Corp.
  8.75%, 7/15/11                                        1,333         1,496,293
                                                                  -------------
                                                                      17,545,580
                                                                  -------------
Consumer Manufacturing-2.3%
Broder Brothers Co.
  11.25%, 10/15/10(b)                                   3,025         3,025,000
Jostens IH Corp.
  7.625%, 10/01/12(a)                                   1,655         1,663,275
K2, Inc.
  7.375%, 7/01/14(a)                                    2,125         2,252,500
Playtex Products, Inc.
  8.00%, 3/01/11                                        2,115         2,241,900
Simmons Co.
  7.875%, 1/15/14(a)                                    2,415         2,511,600
St. John Knits International, Inc.
  12.50%, 7/01/09                                       1,675         1,792,250
                                                                  -------------
                                                                      13,486,525
                                                                  -------------
Diversified Media-2.1%
Rainbow National Services LLC
  8.75%, 9/01/12(a)                                     6,030         6,256,124
  10.375%, 9/01/14(a)                                   5,670         5,939,325
                                                                  -------------
                                                                      12,195,449
                                                                  -------------
Energy-3.0%
Belden & Blake Corp.
  8.75%, 7/15/12(a)                                     2,035         2,167,275
Chesapeake Energy Corp.
  7.75%, 1/15/15                                        1,510         1,645,900
  9.00%, 8/15/12                                        1,195         1,365,288
Grant Prideco
  9.00%, 12/15/09                                       1,835         2,050,613
HilCorp Energy
  10.50%, 9/01/10(a)                                    4,020         4,452,149
Premcor Refining Group
  9.50%, 2/01/13                                        1,715         2,019,413


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10 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pride International, Inc.
  7.375%, 7/15/14(a)                                  $ 2,325     $   2,580,750
Universal Compression, Inc.
  7.25%, 5/15/10                                        1,110         1,176,600
                                                                  -------------
                                                                      17,457,988
                                                                  -------------
Entertainment/Leisure-3.4%
NCL Corp.
  10.625%, 7/15/14(a)                                   4,080         4,273,800
Royal Caribbean Cruises
  8.75%, 2/02/11                                        3,570         4,167,975
Six Flags, Inc.
  9.50%, 2/01/09                                        4,145         4,051,738
  9.625%, 6/01/14                                       2,130         1,991,550
  9.75%, 4/15/13                                        1,865         1,762,425
Universal City Development
  11.75%, 4/01/10                                       2,950         3,436,750
                                                                  -------------
                                                                      19,684,238
                                                                  -------------
Financial-2.7%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                      1,475         1,574,563
Fairfax Financial Holdings
  7.375%, 4/15/18                                         905           733,050
  7.75%, 4/26/12-7/15/37                                  950           812,950
  8.25%, 10/01/15                                         520           473,200
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(d)                                     2,310         2,448,600
PXRE Capital Trust I
  8.85%, 2/01/27                                        2,715         2,796,450
Royal & Sun Alliance Insurance
  8.95%, 10/15/29                                       3,320         4,130,315
Western Financial Bank
  9.625%, 5/15/12                                       2,515         2,841,950
                                                                  -------------
                                                                      15,811,078
                                                                  -------------
Fixed Communications-4.5%
Cincinnati Bell, Inc.
  8.375%, 1/15/14                                       3,140         2,865,250
Eircom Funding
  8.25%, 8/15/13                                        1,640         1,795,800
Fairpoint Communications
  11.875%, 3/01/10                                      1,065         1,214,100
  12.50%, 5/01/10                                         910           973,700
Qwest Capital Funding, Inc.
  7.25%, 2/15/11                                        4,575         4,083,188
Qwest Services Corp.
  14.00%, 12/15/10(a)                                   6,973         8,140,977
Time Warner Telecom Holdings
  9.25%, 2/15/14                                        4,010         3,989,950
Time Warner Telecom, Inc.
  10.125%, 2/01/11                                      3,080         2,956,800
                                                                  -------------
                                                                      26,019,765
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Food & Beverage-1.7%
Del Monte Corp.
  Series B
  9.25%, 5/15/11                                      $ 1,525     $   1,677,500
Dimon, Inc.
  7.75%, 6/01/13                                          945           921,375
  Series B
  9.625%, 10/15/11                                      1,060         1,118,300
Dole Foods Co.
  8.875%, 3/15/11                                       2,280         2,479,500
Merisant Co.
  9.50%, 7/15/13(a)                                     2,110         2,004,500
North Atlantic Trading
  9.25%, 3/01/12                                        1,520         1,459,200
                                                                  -------------
                                                                       9,660,375
                                                                  -------------
Gaming-3.5%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                       1,395         1,583,325
Argosy Gaming Co.
  9.00%, 9/01/11                                        1,440         1,616,400
MGM Mirage
  8.375%, 2/01/11                                       1,550         1,710,813
Mohegan Tribal Gaming
  7.125%, 8/15/14(a)                                    2,925         3,063,938
Riviera Holdings Corp.
  11.00%, 6/15/10                                       2,815         3,096,500
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     4,370         4,512,024
Turning Stone Casino Entertainment
  9.125%, 12/15/10(a)                                   2,080         2,246,400
Venetian Casino/LV Sands, Inc.
  11.00%, 6/15/10                                       2,185         2,529,138
                                                                  -------------
                                                                      20,358,538
                                                                  -------------
Healthcare-6.0%
Alliance Imaging, Inc.
  10.375%, 4/15/11                                      2,545         2,764,506
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      970         1,062,150
  9.50%, 8/15/10                                        1,195         1,320,475
Extendicare Health Services, Inc.
  9.50%, 7/01/10                                        2,165         2,430,213
Genesis HealthCare Corp.
  8.00%, 10/15/13                                       2,055         2,239,950
Hanger Orthopedic Group
  10.375%, 2/15/09                                      3,755         3,454,599
Iasis Healthcare Corp.
  8.75%, 6/15/14(a)                                     2,900         3,037,750
Pacificare Health Systems
  10.75%, 6/01/09                                       2,746         3,164,765
Select Medical Corp.
  7.50%, 8/01/13                                        3,900         4,094,999


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Tenet Healthcare Corp.
  7.375%, 2/01/13                                     $ 2,035     $   1,912,900
Triad Hospitals, Inc.
  7.00%, 11/15/13                                       3,375         3,434,063
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                     2,920         2,963,800
Vanguard Health Holding
  11.25%, 10/01/15(a)(c)                                5,025         2,901,938
                                                                  -------------
                                                                      34,782,108
                                                                  -------------
Hotels/Lodging-2.8%
Corrections Corp. of America
  7.50%, 5/01/11                                          375           396,094
  9.875%, 5/01/09                                       1,925         2,148,781
Host Marriott LP
  Series G
  9.25%, 10/01/07                                       2,365         2,648,800
Intrawest Corp.
  10.50%, 2/01/10                                       2,440         2,635,200
La Quinta Properties
  8.875%, 3/15/11                                       2,740         3,068,800
Starwood Hotels Resorts
  7.875%, 5/01/12                                       2,695         3,048,719
Vail Resorts, Inc.
  6.75%, 2/15/14                                        2,395         2,418,950
                                                                  -------------
                                                                      16,365,344
                                                                  -------------
Index-3.5%
Dow Jones CDX HY
  7.75%, 12/29/09(a)                                   20,070        20,320,875
                                                                  -------------
Industrial-6.1%
Amsted Industries, Inc.
  10.25%, 10/15/11(a)                                   2,710         2,981,000
Amtrol, Inc.
  10.625%, 12/31/06                                     3,445         2,856,594
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                     2,730         3,057,600
Dayton Superior Corp.
  10.75%, 9/15/08                                       1,155         1,235,850
  13.00%, 6/15/09                                       1,555         1,523,900
Fastentech, Inc.
  11.50%, 5/01/11(a)                                    2,650         2,981,250
Flowserve Corp.
  12.25%, 8/15/10                                       2,359         2,665,670
Milacron Escrow Corp.
  11.50%, 5/15/11(a)                                    2,835         3,005,100
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                    2,050         2,214,000
NMHG Holdings Co.
  10.00%, 5/15/09                                       1,690         1,859,000


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 13

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sensus Metering Systems
  8.625%, 12/15/13                                    $ 3,825     $   3,901,499
Terex Corp.
  Series B
  10.375%, 4/01/11                                      1,945         2,197,850
Trimas Corp.
  9.875%, 6/15/12                                       2,620         2,718,250
Trinity Industries
  6.50%, 3/15/14                                        2,495         2,457,575
                                                                  -------------
                                                                      35,655,138
                                                                  -------------
Lodging-0.4%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                       2,120         2,231,300
                                                                  -------------
Metals/Mining-1.9%
AK Steel Corp.
  7.875%, 2/15/09                                       2,270         2,252,975
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10                                      2,125         2,403,906
International Steel Group
  6.50%, 4/15/14(a)                                     2,491         2,491,000
Ispat Inland ULC
  9.75%, 4/01/14                                        2,310         2,546,775
Russel Metals, Inc.
  6.375%, 3/01/14                                       1,105         1,105,000
                                                                  -------------
                                                                      10,799,656
                                                                  -------------
Mobile Communications-7.4%
American Cellular Corp.
  Series B
  10.00%, 8/01/11                                       2,225         1,802,250
Dobson Communications
  8.875%, 10/01/13                                      2,765         1,783,425
Inmarsat Finance Plc.
  7.625%, 6/30/12(a)                                    3,230         3,205,775
Iridium LLC/Capital Corp.
  Series B
  14.00%, 7/15/05(e)                                   14,500         1,413,750
MobiFon Holdings BV
  12.50%, 7/31/10                                       6,135         7,177,949
Nextel Communications
  7.375%, 8/01/15                                       4,895         5,262,125
PanAmSat Corp.
  9.00%, 8/15/14(a)                                     2,890         3,005,600
PTC International Finance II, SA
  11.25%, 12/01/09                                      4,435         4,723,275
Rural Cellular Corp.
  8.25%, 3/15/12(a)                                     1,495         1,521,163
  9.75%, 1/15/10                                        8,145         7,086,149


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Triton PCS, Inc.
  8.50%, 6/01/13                                      $ 1,935     $   1,756,013
  8.75%, 11/15/11                                       2,705         1,839,400
  9.375%, 2/01/11                                       3,220         2,310,350
                                                                  -------------
                                                                      42,887,224
                                                                  -------------
Non-Air Transportation-0.2%
Horizon Lines LLC
  9.00%, 11/01/12(a)                                    1,190         1,255,450
                                                                  -------------
Paper/Packaging-5.6%
Berry Plastics Plc.
  10.75%, 7/15/12                                       2,545         2,875,850
Crown Holdings
  9.50%, 3/01/11                                        2,925         3,261,375
Crown Paper Co.
  11.00%, 9/01/05(e)                                    6,225                -0-
Georgia-Pacific Corp.
  9.375%, 2/01/13                                       3,185         3,750,338
Graphic Packaging International
  9.50%, 8/15/13                                        4,455         5,089,837
Greif Brothers Corp.
  8.875%, 8/01/12                                       2,025         2,257,875
Hunstsman Packaging Corp.
  13.00%, 6/01/10                                       4,608         3,962,880
MDP Acquisitions Plc.
  9.625%, 10/01/12                                      2,320         2,621,600
Owens-Brockway Glass
  8.875%, 2/15/09                                       3,610         3,925,875
Plainwell, Inc.
  Series B
  11.00%, 3/01/08(d)(e)                                 5,000           300,000
Pliant Corp.
  11.125%, 9/01/09                                        835           868,400
  13.00%, 6/01/10                                       1,850         1,591,000
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(d)(f)(g)                              2,545           254,469
Vitro Envases Norteamerica
  10.75%, 7/23/11(a)                                    1,740         1,705,200
                                                                  -------------
                                                                      32,464,699
                                                                  -------------
Public Utilities - Electric & Gas-5.2%
AES Corp.
  8.75%, 5/15/13(a)                                       540           608,850
  9.00%, 5/15/15(a)                                     2,470         2,784,925
  10.00%, 7/15/05(a)                                    1,042         1,057,356
Calpine Corp.
  8.50%, 7/15/10(a)                                     4,465         3,415,725
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)                                   2,575         2,961,250
Northwest Pipeline Corp.
  8.125%, 3/01/10                                       1,580         1,771,575


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 15

                                                       Portfolio of Investments
-------------------------------------------------------------------------------



                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
NRG Energy, Inc.
  8.00%, 12/15/13(a)                                  $ 3,055     $   3,272,669
Ormat Funding Corp.
  8.25%, 12/30/20(a)                                    2,427         2,402,974
Semco Energy
  7.125%, 5/15/08                                         520           548,600
  7.75%, 5/15/13                                          890           958,975
Southern Natural Gas
  7.35%, 2/15/31                                        2,225         2,197,188
  8.875%, 3/15/10                                       1,780         2,002,500
Williams Cos., Inc.
  7.625%, 7/15/19                                       4,495         4,922,024
  7.875%, 9/01/21                                       1,435         1,592,850
                                                                  -------------
                                                                      30,497,461
                                                                  -------------
Publishing-2.7%
American Media, Inc.
  8.875%, 1/15/11                                       1,440         1,494,000
Dex Media East LLC
  12.125%, 11/15/12                                     1,346         1,675,770
Dex Media, Inc.
  8.00%, 11/15/13                                       3,005         3,155,250
Dex Media West LLC
  Series B
  8.50%, 8/15/10                                          970         1,100,950
  9.875%, 8/15/13                                       3,784         4,446,200
PEI Holdings, Inc.
  11.00%, 3/15/10                                         936         1,086,930
RH Donnelley Financial Corp.
  10.875%, 12/15/12(a)                                  2,450         2,970,625
                                                                  -------------
                                                                      15,929,725
                                                                  -------------
Restaurants-0.5%
Domino's, Inc.
  8.25%, 7/01/11                                        1,030         1,114,975
Sbarro, Inc.
  11.00%, 9/15/09                                       2,007         1,876,545
                                                                  -------------
                                                                       2,991,520
                                                                  -------------
Retail-0.3%
Petro Stopping Center
  9.00%, 2/15/12                                        1,646         1,744,760
                                                                  -------------
Service-3.1%
Allied Security Escrow
  11.375%, 7/15/11(a)                                   1,295         1,359,750
H&E Equipment/Finance
  11.125%, 6/15/12                                      3,068         3,160,040
Iron Mountain, Inc.
  7.75%, 1/15/15                                        1,115         1,181,900
  8.625%, 4/01/13                                       1,475         1,600,375
National Waterworks, Inc.
  10.50%, 12/01/12                                      1,615         1,833,025


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.75%, 4/01/16(a)                                   $ 2,600     $   2,600,000
United Rentals North America
  6.50%, 2/15/12                                        2,135         2,054,938
Williams Scotsman, Inc.
  9.875%, 6/01/07                                       4,130         3,954,475
                                                                  -------------
                                                                      17,744,503
                                                                  -------------
Supermarkets & Drugs-3.3%
Couche-Tard
  7.50%, 12/15/13                                       1,850         1,970,250
Duane Reade, Inc.
  9.75%, 8/01/11(a)                                     4,275         4,039,875
Pathmark Stores
  8.75%, 2/01/12                                        4,060         3,796,100
Rite Aid Corp.
  9.25%, 6/01/13                                          570           584,250
  9.50%, 2/15/11                                        1,090         1,199,000
  11.25%, 7/01/08                                       1,930         2,098,875
Roundy's, Inc.
  Series B
  8.875%, 6/15/12                                       1,565         1,686,288
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12(a)                                    3,510         3,676,725
                                                                  -------------
                                                                      19,051,363
                                                                  -------------
Technology-2.2%
Amkor Technologies, Inc.
  7.75%, 5/15/13                                        6,930         5,682,600
Celestica, Inc.
  7.875%, 7/01/11                                       3,850         3,994,375
Flextronics International Ltd.
  6.50%, 5/15/13                                        2,170         2,218,825
SCG Holding & Semiconductor Co.
  0.00%, 8/04/11(a)                                       750         1,012,500
                                                                  -------------
                                                                      12,908,300
                                                                  -------------
Total Corporate Debt Obligations
  (cost $553,084,785)                                               553,273,667
                                                                  -------------
NON-CONVERTIBLE PREFERRED STOCKS-1.5%
Paxson Communications
  14.25%, 11/15/06                                        408         3,059,110
Sovereign REIT
  Series A
  12.00%, 8/29/49(a)                                    4,175         6,147,687
                                                                  -------------
Total Non-Convertible Preferred Stocks
  (cost $7,882,990)                                                   9,206,797
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 17

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS(h)-0.1%
Phase Metrics, Inc.(d)                                216,818     $      39,678
Safelite Glass Corp. Cl.B(d)                           25,161           241,293
Safelite Realty Corp.(d)                                1,698             1,970
Versatel Telecom International NV                      45,165            89,752
                                                                  -------------
Total Common Stocks
  (cost $2,226,309)                                                     372,693
                                                                  -------------
WARRANTS(h)-0.0%
Pliant Corp.
  Warrants, expiring 6/01/10(d)(e)(g)                     200                 2
Safelite Glass Corp.
  Warrants, expiring 9/29/06                           61,663                -0-
Safelite Glass Corp. Cl.B
  Warrants, expiring 9/29/07                           41,109                -0-
Versatel Telecom International NV
  Warrants, expiring 10/10/04                          45,165             1,122
                                                                  -------------
Total Warrants
  (cost $7,317)                                                           1,124
                                                                  -------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
The Bank of New York
  1.00%, 10/01/04
  (cost $11,527,000)                                  $11,527        11,527,000
                                                                  -------------
Total Investments-98.9%
  (cost $574,728,401)                                               574,381,281
Other assets less liabilities-1.1%                                    6,295,250
                                                                  -------------
Net Assets-100%                                                   $ 580,676,531
                                                                  =============


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate market value of these securities amounted to $180,703,918 or 31.1% of net assets.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2004.

(c) Indicates securities that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d) Illiquid security, valued at fair value (see Note A).

(e) Security is in default and is non-income producing.

(f) Pay-In-Kind Payments (PIK).

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of September 30, 2004, are considered illiquid and restricted.

                                                         Market
                                                          Value
                          Acquisition     Acquisition    Market   Percentage of
Restricted Securities         Date            Cost        Value     Net Assets
----------------------  ---------------  -------------  ---------  ------------
Russell-Stanley
Holdings, Inc.          2/10/99-8/30/04    $8,944,262    $254,469      0.04%
9.00%; 11/30/08
Pliant Corp-warrants        10/04/04         $7,317         $2         0.00%
expiring 6/01/10


(h) Non-income producing security.

See notes to financial statements.


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN HIGH YIELD FUND

Statement of Assets & Liabilities
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
September 30, 2004


ASSETS
Investments in securities, at value (cost $574,728,401)           $ 574,381,281
Cash                                                                        210
Interest receivable                                                  12,197,819
Receivable for investment securities sold                             5,130,277
Receivable for capital stock sold                                     1,433,435
                                                                  -------------
Total assets                                                        593,143,022
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                           7,516,818
Dividends payable                                                     2,097,119
Payable for capital stock redeemed                                    1,975,820
Distribution fee payable                                                262,849
Advisory fee payable                                                    177,070
Transfer agent fee payable                                              117,614
Accrued expenses                                                        319,201
                                                                  -------------
Total liabilities                                                    12,466,491
                                                                  -------------
Net Assets                                                        $ 580,676,531
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      96,355
Additional paid-in capital                                          920,873,065
Distributions in excess of net investment income                     (2,609,788)
Accumulated net realized loss on investment transactions           (337,335,981)
Net unrealized depreciation of investments                             (347,120)
                                                                  -------------
                                                                   $ 580,676,531
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE Class A Shares Net asset value and redemption price per share
  ($117,602,112/19,522,480 shares of capital stock issued
  and outstanding)                                                        $6.02
Sales charge--4.25% of public offering price                                .27
                                                                          -----
Maximum offering price                                                    $6.29
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($217,320,343/36,088,902 shares of capital stock issued
  and outstanding)                                                        $6.02
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($66,336,473/11,010,023 shares of capital stock issued
  and outstanding)                                                        $6.03
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($179,417,603/29,733,229 shares of capital stock issued
  and outstanding)                                                        $6.03
                                                                          =====


See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 19

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2004


INVESTMENT INCOME
Interest                                          $ 52,147,300
Dividends                                            1,517,247     $ 53,664,547
                                                  ------------
EXPENSES
Advisory fee                                         4,324,507
Distribution fee -- Class A                            301,354
Distribution fee -- Class B                          2,546,513
Distribution fee -- Class C                            679,815
Transfer agency                                      1,055,306
Custodian                                              271,588
Audit and legal                                        124,910
Administrative                                         104,000
Registration                                            84,137
Printing                                                79,204
Directors' fees                                         20,330
Miscellaneous                                           26,788
                                                  ------------
Total expenses                                       9,618,452
Less: expense waived and reimbursed
  by Adviser (see Note B)                           (1,002,841)
Less: expense offset arrangement
  (see Note B)                                             (85)
                                                  ------------
Net expenses                                                          8,615,526
                                                                   ------------
Net investment income                                                45,049,021
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                       11,526,962
Net change in unrealized
  appreciation/depreciation
  of investments                                                     (5,495,785)
                                                                   ------------
Net gain on investment transactions                                   6,031,177
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 51,080,198
                                                                   ============


See notes to financial statements.


-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                   September 1,
                                  Year Ended         2003 to        Year Ended
                                 September 30,    September 30,     August 31,
                                     2004             2003*            2003
                                =============    =============    =============
INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS
Net investment
  income                        $  45,049,021    $   3,704,596    $  43,552,967
Net realized gain (loss)
  on investment
  transactions                     11,526,962        2,344,725      (22,228,327)
Net change in
  unrealized
  appreciation/
  depreciation of
  investments                      (5,495,785)       6,635,410       83,517,941
                                -------------    -------------    -------------
Net increase in net
  assets from
  operations                       51,080,198       12,684,731      104,842,581

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                          (8,246,829)        (725,109)      (8,515,054)
  Class B                         (19,274,632)      (1,734,267)     (20,856,236)
  Class C                          (5,149,825)        (419,583)      (4,386,336)
  Advisor Class                   (14,065,202)      (1,019,771)     (10,588,413)
Tax return of capital
  Class A                                  -0-              -0-        (642,058)
  Class B                                  -0-              -0-      (1,572,615)
  Class C                                  -0-              -0-        (330,741)
  Advisor Class                            -0-              -0-        (798,394)

CAPITAL STOCK
TRANSACTIONS
Net increase
  (decrease)                       (9,908,423)     (46,384,493)      93,355,701
                                -------------    -------------    -------------
Total increase
  (decrease)                       (5,564,713)     (37,598,492)     150,508,435

NET ASSETS
Beginning of period               586,241,244      623,839,736      473,331,301
                                -------------    -------------    -------------
End of period (including
  distributions in
  excess of net
  investment income
  of ($2,609,788),
  ($1,547,975) and
  ($1,721,548),
  respectively)                 $ 580,676,531    $ 586,241,244    $ 623,839,736
                                =============    =============    =============


* The Fund changed its fiscal year end from August 31 to September 30.

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
September 30, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


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22 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


dends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from August 31 to September
30. Accordingly, the statement of changes in net assets and financial highlights include the period from September 1, 2003 to September 30, 2003.


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24 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40% and 1.40% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended September 30, 2004, there were no expenses waived by the Adviser.

Effective January 1, 2004, through September 6, 2004, in contemplation of the final agreement with Office of the New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate as discussed above. Through September 6, 2004, such waiver amounted to $1,001,716. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

For the year ended September 30, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended September 30, 2004 such fees amounted to $104,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $722,818 for the year ended September 30, 2004.

For the year ended September 30, 2004, the Fund's expenses were reduced by $85 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,186 from the sale of Class A shares and received $246,136, $410,364 and $8,396 in contingent deferred sales charges imposed


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 25

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2004.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $22,990,189 and $1,687,800 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S.government securities)                     $ 479,126,464    $ 496,735,433
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 577,257,773
                                                                  =============
Gross unrealized appreciation                                     $  38,449,814
Gross unrealized depreciation                                       (41,326,306)
                                                                  -------------
Net unrealized depreciation                                       $  (2,876,492)
                                                                  =============


1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                     Shares
                                  ---------------------------------------------
                                                    September 1,
                                     Year Ended         2003 to      Year Ended
                                   September 30,   September 30,      August 31,
                                           2004            2003*           2003
                                  ---------------------------------------------
Class A
Shares sold                          14,126,083         677,051      50,695,774
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions        708,047          63,897         862,968
-------------------------------------------------------------------------------
Shares converted from Class B           896,147         125,858         655,310
-------------------------------------------------------------------------------
Shares redeemed                     (11,328,361)     (8,576,569)    (42,975,793)
-------------------------------------------------------------------------------
Net increase (decrease)               4,401,916      (7,709,763)      9,238,259
===============================================================================

* The Fund changed its fiscal year end from August 31 to September 30.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 27

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                      Shares
                                  ---------------------------------------------
                                                    September 1,
                                     Year Ended         2003 to      Year Ended
                                   September 30,   September 30,      August 31,
                                           2004            2003*           2003
                                  ---------------------------------------------
Class B
Shares sold                           5,962,282         746,569      12,402,338
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      1,615,178         160,331       1,659,855
-------------------------------------------------------------------------------
Shares converted to Class A            (895,858)       (125,865)       (655,124)
-------------------------------------------------------------------------------
Shares redeemed                     (17,305,326)     (1,029,930)    (14,561,280)
-------------------------------------------------------------------------------
Net decrease                        (10,623,724)       (248,895)     (1,154,211)
===============================================================================

Class C
Shares sold                           3,953,349         496,567       6,117,854
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions        397,812          45,464         414,763
-------------------------------------------------------------------------------
Shares redeemed                      (4,705,821)       (426,585)     (4,367,013)
-------------------------------------------------------------------------------
Net increase (decrease)                (354,660)        115,446       2,165,604
===============================================================================

Advisor Class
Shares sold                           5,049,700         402,855       9,207,882
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      1,897,226         171,848       1,970,551
-------------------------------------------------------------------------------
Shares redeemed                      (1,923,660)       (508,956)     (4,506,897)
-------------------------------------------------------------------------------
Net increase                          5,023,266          65,747       6,671,536
===============================================================================

* The Fund changed its fiscal year end from August 31 to September 30.


                                                     Amount
                                  ---------------------------------------------
                                                    September 1,
                                     Year Ended         2003 to      Year Ended
                                   September 30,   September 30,      August 31,
                                           2004            2003*           2003
                                  ---------------------------------------------
Class A
Shares sold                        $ 85,058,412    $  4,030,232   $ 285,082,432
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      4,290,109         383,383       4,869,711
-------------------------------------------------------------------------------
Shares converted from Class B         5,450,057         753,221       3,752,150
-------------------------------------------------------------------------------
Shares redeemed                     (68,810,840)    (51,152,833)   (243,995,302)
-------------------------------------------------------------------------------
Net increase (decrease)            $ 25,987,738    $(45,985,997)  $  49,708,991
===============================================================================

* The Fund changed its fiscal year end from August 31 to September 30.


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28 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                      Amount
                                  ---------------------------------------------
                                                    September 1,
                                     Year Ended         2003 to      Year Ended
                                   September 30,   September 30,      August 31,
                                           2004            2003*           2003
                                  ---------------------------------------------
Class B
Shares sold                        $ 36,256,757    $  4,457,021   $  69,949,041
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      9,804,685         963,590       9,280,274
-------------------------------------------------------------------------------
Shares converted to Class A          (5,450,057)       (753,221)     (3,752,150)
-------------------------------------------------------------------------------
Shares redeemed                    (104,949,071)     (6,150,066)    (81,250,801)
-------------------------------------------------------------------------------
Net decrease                       $(64,337,686)   $ (1,482,676)  $  (5,773,636)
===============================================================================

Class C
Shares sold                        $ 24,033,346    $  2,964,286   $  34,736,639
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      2,420,186         273,238       2,328,284
-------------------------------------------------------------------------------
Shares redeemed                     (28,600,444)     (2,550,133)    (24,637,428)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (2,146,912)   $    687,391   $  12,427,495
===============================================================================

Advisor Class
Shares sold                        $ 30,774,947    $  2,407,572   $  51,742,395
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions     11,542,074       1,032,803      11,021,245
-------------------------------------------------------------------------------
Shares redeemed                     (11,728,584)     (3,043,586)    (25,770,789)
-------------------------------------------------------------------------------
Net increase                       $ 30,588,437    $    396,789   $  36,992,851
===============================================================================

* The Fund changed its fiscal year end from August 31 to September 30.


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 29

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2004.

NOTE H

Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2004, the period ended September 30, 2003 and fiscal year ended August 31, 2003 were as follows:

                                                  September 1,
                                  Year Ended        2003 to        Year Ended
                                September 30,    September 30,      August 31,
                                     2004             2003             2003
                                =============    =============    =============
Distributions paid from:
  Ordinary income               $  46,736,488    $   3,898,730    $  44,346,039
                                -------------    -------------    -------------
Total taxable
  distributions                    46,736,488        3,898,730       44,346,039
Tax return of capital                      -0-              -0-       3,343,808
                                -------------    -------------    -------------
Total distributions
  paid                          $  46,736,488    $   3,898,730    $  47,689,847
                                =============    =============    =============



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30 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (335,319,278)(a)
Unrealized appreciation/(depreciation)                           (2,876,492)(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $ (338,195,770)
                                                             ==============

(a) On September 30, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $335,319,278 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010 and $4,663,406 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,623,666.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to a distribution in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 31

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities,


-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 33

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------

34 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            Financial Highlights
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                              Class A
                                            ----------------------------------------------------------------------------
                                                          September
                                            Year Ended    1, 2003 to                Year Ended August 31,
                                             September    September   --------------------------------------------------
                                             30, 2004     30, 2003(a)     2003        2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $5.98        $5.90        $5.33        $6.49        $8.10        $9.47

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .43(d)       .04          .48          .60          .76          .92
Net realized and unrealized gain
  (loss) on investment
  transactions                                   .11          .08          .61        (1.16)       (1.50)       (1.26)
Net increase (decrease) in net
  asset value from operations                    .54          .12         1.09         (.56)        (.74)        (.34)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.50)        (.04)        (.49)        (.58)        (.72)        (.98)
Tax return of capital                             -0-          -0-        (.03)        (.02)        (.15)        (.05)
Total dividends and distributions               (.50)        (.04)        (.52)        (.60)        (.87)       (1.03)
Net asset value, end of period                 $6.02        $5.98        $5.90        $5.33        $6.49        $8.10

TOTAL RETURN
Total investment return based on
  net asset value(e)                            9.23%        2.03%       21.38%       (9.14)%      (9.39)%      (3.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $117,602      $90,466     $134,674      $72,455      $78,053      $83,645
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.15%        1.63%(f)     1.38%        1.43%        1.34%        1.33%
  Expenses, before waivers/
    reimbursements                              1.32%        1.63%(f)     1.38%        1.43%        1.34%        1.33%
  Net investment income                         7.09%(d)     7.60%(f)     8.33%       10.06%       10.62%       10.92%
Portfolio turnover rate                           83%          10%         123%          57%          98%         102%



See footnote summary on page 39.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 35

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class B
                                            ----------------------------------------------------------------------------
                                                          September
                                             Year Ended   1, 2003 to                 Year Ended August 31,
                                             September    September   --------------------------------------------------
                                             30, 2004    30, 2003(a)      2003        2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $5.99        $5.90        $5.33        $6.50        $8.10        $9.46

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .50(d)       .03          .43          .56          .70          .86
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.01)         .10          .62        (1.17)       (1.48)       (1.26)
Net increase (decrease) in net
  asset value from operations                    .49          .13         1.05         (.61)        (.78)        (.40)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.46)        (.04)        (.45)        (.54)        (.68)        (.91)
Tax return of capital                             -0-          -0-        (.03)        (.02)        (.14)        (.05)
Total dividends and distributions               (.46)        (.04)        (.48)        (.56)        (.82)        (.96)
Net asset value, end of period                 $6.02        $5.99        $5.90        $5.33        $6.50        $8.10

TOTAL RETURN
Total investment return based on
  net asset value(e)                            8.38%        2.15%       20.55%       (9.94)%      (9.94)%      (4.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $217,320     $279,666     $277,190     $256,533     $356,062     $421,105
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.88%        2.40%(f)     2.11%        2.15%        2.06%        2.04%
  Expenses, before waivers/
    reimbursements                              2.05%        2.42%(f)     2.11%        2.15%        2.06%        2.04%
  Net investment income                         8.18%(d)     7.11%(f)     7.79%        9.34%        9.97%       10.21%
Portfolio turnover rate                           83%          10%         123%          57%          98%         102%




See footnote summary on page 39.


-------------------------------------------------------------------------------

36 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                               Class C
                                            ----------------------------------------------------------------------------
                                                          September
                                             Year Ended   1, 2003 to                 Year Ended August 31,
                                             September    September   --------------------------------------------------
                                             30, 2004    30, 2003(a)      2003        2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $5.99        $5.90        $5.33        $6.50        $8.10        $9.47

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .45(d)       .03          .43          .56          .70          .86
Net realized and unrealized gain
  (loss) on investment
  transactions                                   .05          .10          .62        (1.17)       (1.48)       (1.27)
Net increase (decrease) in net
  asset value from operations                    .50          .13         1.05         (.61)        (.78)        (.41)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.46)        (.04)        (.45)        (.54)        (.68)        (.91)
Tax return of capital                             -0-          -0-        (.03)        (.02)        (.14)        (.05)
Total dividends and distributions               (.46)        (.04)        (.48)        (.56)        (.82)        (.96)
Net asset value, end of period                 $6.03        $5.99        $5.90        $5.33        $6.50        $8.10

TOTAL RETURN
Total investment return based on
  net asset value(e)                            8.56%        2.15%       20.54%       (9.94)%      (9.94)%      (4.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $66,336      $68,068      $66,427      $48,448      $67,360      $79,826
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.87%        2.40%(f)     2.10%        2.14%        2.04%        2.03%
  Expenses, before waivers/
    reimbursements                              2.04%        2.41%(f)     2.10%        2.14%        2.04%        2.03%
  Net investment income                         7.40%(d)     7.11%(f)     7.72%        9.35%        9.97%       10.23%
Portfolio turnover rate                           83%          10%         123%          57%          98%         102%




See footnote summary on page 39.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 37

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           Advisor Class
                                            ----------------------------------------------------------------------------
                                                         September
                                            Year Ended   1, 2003 to                 Year Ended August 31,
                                            September     September   --------------------------------------------------
                                             30, 2004    30, 2003(a)      2003        2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $5.99        $5.91        $5.34        $6.50        $8.10        $9.47

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .44(d)       .04          .49          .62          .70          .95
Net realized and unrealized gain
  (loss) on investment
  transactions                                   .11          .08          .61        (1.16)       (1.40)       (1.27)
Net increase (decrease) in net
  asset value from operations                    .55          .12         1.10         (.54)        (.70)        (.32)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.51)        (.04)        (.50)        (.61)        (.74)       (1.00)
Tax return of capital                             -0-          -0-        (.03)        (.01)        (.16)        (.05)
Total dividends and distributions               (.51)        (.04)        (.53)        (.62)        (.90)       (1.05)
Net asset value, end of period                 $6.03        $5.99        $5.91        $5.34        $6.50        $8.10

TOTAL RETURN
Total investment return based
  on net asset value(e)                         9.51%        2.05%       21.73%       (8.82)%      (8.96)%      (3.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $179,418     $148,041     $145,549      $95,895      $27,762       $2,441
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .85%        1.40%(f)     1.09%        1.16%        1.04%        1.01%
  Expenses, before waivers/
    reimbursements                              1.02%        1.40%(f)     1.09%        1.16%        1.04%        1.01%
  Net investment income                         7.26%(d)     8.12%(f)     8.72%       10.43%       10.92%       11.20%
Portfolio turnover rate                           83%          10%         123%          57%          98%         102%



See footnote summary on page 39.


-------------------------------------------------------------------------------

38 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            Financial Highlights
-------------------------------------------------------------------------------


(a) The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 39

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2004, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Fund, Inc. at September 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
November 22, 2004


TAX INFORMATION
(unaudited)

For the fiscal period ended September 30, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $1,517,247 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


-------------------------------------------------------------------------------

40 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                              Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael A. Snyder(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10038


(1) Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Snyder is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 41

                                                         Management of the Fund
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                  PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                         PRINCIPAL                                COMPLEX        DIRECTORSHIP(S)
  DATE OF BIRTH,                         OCCUPATION(S)                            OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer,+                    Executive Vice President of ACMC                    66             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas,                          Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#            Investment Adviser and an                          113             None
2 Sound View Drive                 Independent Consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which he
1997                               had been associated since prior
Chairman of the Board              to 1999. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                    Savings.

Ruth Block,#, **                   Formerly Executive Vice President                   94             None
500 SE Mizner Blvd.                and Chief Insurance Officer of
Boca Raton, FL 33432               The Equitable Life Assurance
11/11/30                           Society of the United States;
1997                               Chairman and Chief Executive
                                   Officer of Evlico; Director of Avon, BP (oil
                                   and gas), Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group, and
                                   Donaldson Lufkin & Jenrette Securities
                                   Corporation; former Governor at Large
                                   National Association of Securities Dealers,
                                   Inc.

David H. Dievler,#                 Independent consultant. Until                       98             None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
1997                               responsible for mutual fund
                                   administration. Prior to joining ACMC in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968. Prior
                                   to that, he was Senior Manager at Price
                                   Waterhouse & Co. Member of American Institute
                                   of Certified Public Accountants since 1953.



-------------------------------------------------------------------------------

42 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                  PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                         PRINCIPAL                                COMPLEX        DIRECTORSHIP(S)
  DATE OF BIRTH,                         OCCUPATION(S)                            OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#                   Consultant. Formerly President of                   96             None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002.
2/19/42                            Formerly a Senior Advisor from
1997                               June 1999-June 2000 and
                                   President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, he was
                                   Director and Chairman of the Audit Committee
                                   of ACMC.

Donald J. Robinson,#               Senior Counsel to the law firm                      95             None
98 Hell's Peak Road                of Orrick, Herrington & Sutcliffe
Weston, VT 05161                   LLP since prior to 1999. Formerly
8/24/34                            a senior partner and a member
1997                               of the Executive Committee of that firm. He
                                   was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board and a
                                   Trustee of the Museum of the City of New
                                   York.



* There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 43

                                                         Management of the Fund
-------------------------------------------------------------------------------


Officer Information
Certain information concerning the Fund's Officers is listed below.




   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer--Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Counsel of Kirkpatrick
                                                                    & Lockhart, LLP from 2003 to October
                                                                    2004, and General Counsel and
                                                                    First Vice President of Merrill Lynch
                                                                    Investment Managers since prior to
                                                                    1999.

Michael A. Snyder                   Vice President                  Senior Vice President of ACMC**
4/18/62                                                             since May 2001. Previously, he was
                                                                    Managing
                                                                    Director in
                                                                    the high
                                                                    yield asset
                                                                    management
                                                                    group at
                                                                    Donaldson,
                                                                    Lufkin &
                                                                    Jenrette
                                                                    Corporation
                                                                    since prior
                                                                    to 1999.

Mark R.Manley                       Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC** with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior
                                                                        to 1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

44 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD FUND o 45

ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM) Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


HIYAR0904

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors William H. Foulk, Jr. and David H. Dievler qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                    Audit-Related
                 Audit Fees              Fees             Tax Fees
                 ----------          -----------          --------
      2003*      $32,500               $1,138             $     0
      2004       $52,000               $9,173             $30,003


* During the course of calendar year 2003, this Fund changed its fiscal year end from August 31 to September 30. Fees for 2003 are for the period September 1 through September 30, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70:

                                                          Total Amount of
                                                        Foregoing Column Pre-
                          All Fees for                  approved by the Audit
                       Non-Audit Services                      Committee
                        Provided to the                 (Portion Comprised of
                     Portfolio, the Adviser               Audit Related Fees)
                           and Service                   (Portion Comprised of
                     and Service Affiliates                    Tax Fees)
-------------------------------------------------------------------------------


       2003*               $   1,138                             [$1,138]
                                                                 ($1,138)
                                                                     ($0)

       2004               $1,240,908                           [$289,176]
                                                               ($259,173)
                                                                ($30,003)

* During the course of calendar year 2003, this Fund changed its fiscal year end from August 31 to September 30. Fees for 2003 are for the period September 1 through September 30, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.      DESCRIPTION OF EXHIBIT

      11 (a) (1)       Code of ethics that is subject to the disclosure of
                       Item 2 hereof

      11 (b) (1)       Certification of Principal Executive Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)      Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein High Yield Fund, Inc.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:  November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:  November 29, 2004

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  November 29, 2004